                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report                 July 25, 1996
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                     United Artists Theatre Circuit, Inc.
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            (Exact name of registrant as specified in its charter)

                                   33-49598
     Maryland                      333-1024                      13-1424080
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(State of other            (Commission File Number)              (IRS Employer
  jurisdiction                                                   Identification
of incorporation)                                                     No.)

     9110 E. Nichols Avenue, Suite 200: Englewood, CO               80112
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code        (303) 792-3600
                                                 -------------------------------

                                   No change
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        (Former name or former address, if changed since last report.)
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Item 4. Changes in Registrant's Certifying Accountant
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On July 24, 1996, the Audit Committee of Oscar I Corporation and United Artists
Theatre Circuit, Inc. ("Oscar I and UATC," respectively) recommended to the Board of Directors that it was in Oscar I's and UATC's best interest to rotate independent public accountants on a periodic basis, and as part of this policy, that Arthur Andersen LLP be appointed as OSCAR I's and UATC's independent public accountants to replace KPMG Peat Marwick LLP. On this same date, the Board of Directors voted in favor of the Audit Committee's recommendation.

The audit reports of KPMG Peat Marwick LLP on OSCAR I and subsidiaries and UATC and subsidiaries consolidated financial statements as of and for the years ended December 31, 1995 and 1994 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: KPMG Peat Marwick LLP's audit reports on the consolidated financial statements of OSCAR I and subsidiaries and UATC and subsidiaries as of and for the years ended December 31, 1995 and 1994 contained a separate paragraph stating that OSCAR I and UATC adopted the provisions of Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" in 1995.


During the years ended December 31, 1995 and 1994, there were no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.

Item 7. Exhibits
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Exhibit            Description
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  16               Letter from KPMG Peat Marwick LLP
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            UNITED ARTISTS THEATRE CIRCUIT, INC.
                                            (Registrant)


                                             /S/ Kurt C. Hall
                                            -----------------------------------
                                            BY: Kurt C. Hall
                                                Executive Vice President
                                                and Chief Financial Officer

Date: July 25, 1996
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July 25, 1996


Securities and Exchange Commission
Washington, D.C. 20549


Ladies and Gentlemen:


We were previously principal accountants for OSCAR I Corporation and United Artists Theatre Circuit, Inc. and, under date of March 27, 1996, we reported on the consolidated financial statements of OSCAR I Corporation and subsidiaries and United Artists Theatre Circuit, Inc. and subsidiaries as of and for the years ended December 31, 1995 and 1994. On July 25, 1996, our appointment as principal accountants was terminated. We have read OSCAR I Corporation's and United Artists Theatre Circuit, Inc.'s statements included under Item 4 of their Form 8-K dated July 25, 1996, and we agree with such statements, except that we are not in a position to agree or disagree with OSCAR I Corporation's and United Artists Theatre Circuit, Inc.'s stated reason for changing principal accountants, we are not in a position to agree or disagree with OSCAR I Corporation's and United Artists Theatre Circuit, Inc.'s statement that the change was recommended by the audit committee of the board of directors or approved by the board of directors, and we are not in a position to agree or disagree with OSCAR I Corporation's and United Artists Theatre Circuit, Inc.'s statement that Arthur Andersen LLP was appointed as independent public accountants for OSCAR I Corporation and United Artists Theatre Circuit, Inc.

Very truly yours,

KPMG Peat Marwick LLP